                                                              EXHIBIT 10.8(a)

                                 THIRD AMENDMENT
                                       TO
                                 LOAN AGREEMENT
                                      AMONG
                              BANK OF AMERICA, N.A.
                                       AND
                                 LABARGE, INC.,
                               LABARGE/STC, INC.,
                             LABARGE WIRELESS, INC.
                            AND (WITH THIS AMENDMENT)
                                LABARGE OCS, INC.


         This AMENDMENT to LOAN AGREEMENT (the "Amendment") is entered into as of June 25, 1999, by LABARGE, INC., LABARGE/STC, INC., LABARGE WIRELESS, INC., AND LABARGE OCS, INC. (collectively and separately, "Borrower") and BANK OF AMERICA. N.A. (formerly known as NationsBank, N.A., which was successor by merger to The Boatmen's National Bank of St. Louis) ("Bank").

                                    RECITALS:

A. Borrower (excluding LaBarge OCS, Inc.) and Bank are parties to that certain Loan Agreement dated as of June 25, 1996, as amended by the amendment thereto dated March 20, 1997 (as it may be amended, restated, extended, renewed, replaced, or otherwise modified from time to time, the "Loan Agreement").

B. Borrower anticipates that it will violate certain of its financial covenants in the Loan Agreement and has requested to amend the Loan Agreement to avoid such violation, which Bank is willing to do upon the terms and conditions contained herein and if LaBarge OCS, Inc. becomes a Borrower under the Loan Agreement.

         Therefore, in consideration of the mutual agreements herein and other sufficient consideration, the receipt of which is hereby acknowledged, Borrower (including LaBarge OCS, Inc.) and Bank hereby amend the Loan Agreement as follows:

1. DEFINITIONS. Capitalized terms used and not otherwise defined herein have the meanings given them in the Loan Agreement as amended hereby.

2. EFFECTIVE DATE OF AMENDMENT. This Amendment shall become effective as of June 25, 1999.

3.       AMENDMENTS TO LOAN AGREEMENT.

         3.1 LABARGE OCS, INC. By its execution of this Amendment, LaBarge OCS, Inc. has become a Borrower under the Loan Agreement as amended hereby and all references to "Borrower" in the Loan Agreement as amended hereby shall be deemed and treated as including LaBarge OCS, Inc. LaBarge OCS, Inc. hereby assumes and agrees to pay and perform all of the Loan Obligations as provided in the Loan Agreement and the other Loan Documents to the same extent as if it had been a Borrower as of the original date of the Loan Agreement.

         3.2 ACCOUNTING TERMS. Section 2.5 of the Loan Agreement is hereby amended by replacing the body thereof with the following:

                  "Unless the context otherwise requires, accounting terms herein that are not defined herein shall be calculated under GAAP. All financial measurements contemplated hereunder respecting "Borrower" shall be made and calculated for Borrower and all of its Subsidiaries (including LaBarge Properties, Inc.), unless otherwise expressly provided otherwise herein, on a consolidated basis in accordance with GAAP."

         3.3. REVISED LIMITATION ON REVOLVING ADVANCES. Section 3.1.2 of the Loan Agreement is hereby amended by deleting the final two sentences added by the Amendment thereto effective March 20, 1997, and replacing them with the following sentence:

         "The "Maximum Available Amount" for any Revolving Advance shall be a Dollar amount equal to (i) the lesser of the Revolving Commitment or the Borrowing Base on such date, minus (ii) the sum of (x) the Letter of Credit Exposure (except to the extent that such Revolving Advance will be used immediately to reimburse Lender for unreimbursed draws on a Letter of Credit) plus (y) the Term Loan."

         3.4. REVISED BORROWING BASE. Section 3.1.2 of the Loan Agreement is hereby amended to read in its entirety as follows:

         "3.1.4. BORROWING BASE. The "Borrowing Base" on any date for any Revolving Advance shall be the sum of:

                  3.1.4.1. 85% of the total outstanding principal balance of Eligible Accounts as of the close of business on such date, or as certified in the Borrowing Base Certificate most recently furnished to Lender as required in Section 14.14, whichever is less; plus

                  3.1.4.2. An amount equal to the sum of (i) 50% of the value of all Eligible Inventory that is finished goods, (ii) 30% of the value of all Eligible Inventory that is raw materials or work-in-process at the close of business on such date, or as certified in the Borrowing Base Certificate most recently furnished to Lender as required in Section 14.14, whichever is less; plus

                  3.1.4.3 50% of the net book value of Borrower's equipment in which Lender has a first priority Security Interest; plus

                  3.1.4.4 75% of the net book value of Borrower's owned real property.

         For purposes of calculating the Borrowing Base: (i) all Inventory of Borrower shall be valued at the lower of cost or market on a first-in-first-out basis; (ii) raw materials and work-in-process shall be deemed to be equal to total Eligible Inventory less unapplied progress payments and inventory reserves as regularly maintained by Borrower; and (iii) finished goods shall be deemed to be equal to the estimated cost of Borrower's unbilled jobs."

         3.5. LIBOR INCREMENTS AND CBR DECREMENTS. The table in Section 4.3 of the Loan Agreement is hereby replaced with the following table, in which the symbol ">" means "greater than", the symbol "<" means "equal to or less than", and the symbol "=" means "equal to":


         -----------------------------------------------------------------------------------------
         If the ratio of Senior Debt                         The LIBOR Increment       the CBR
         (excluding Real Estate Debt) to                     shall be:                 Increment
         EBITDA is:                                                                    shall be:
         -----------------------------------------------------------------------------------------
         > 2.50 to 1.00                                                    2.75%                0%
         -----------------------------------------------------------------------------------------
         < 2.50 to 1.00 and > 2.00 to 1.00                                 2.25%                0%
         -
         -----------------------------------------------------------------------------------------
         < 2.00 to 1.00 and > 1.50 to 1.00                                 1.75%                0%
         -
         -----------------------------------------------------------------------------------------
         < 1.50 to 1.00 and > 1.25 to 1.00                                 1.25%                0%
         -
         -----------------------------------------------------------------------------------------
         < 1.25 to 1.00                                                    0.75%                0%
         -
         -----------------------------------------------------------------------------------------



         3.6. COMMITMENT FEE. Section 5.2 of the Loan Agreement is hereby amended by deleting the table and replacing it with the following table, in which the symbol ">" means "greater than", the symbol "<" means "equal to or less than", and the symbol "=" means "equal to":

         -------------------------------------------------------------------------------------------
         If the ratio of Senior Debt  (excluding  Real Estate  Debt) to           The Commitment Fee
         EBITDA is:                                                             Percentage shall be:
         -------------------------------------------------------------------------------------------
         > 2.00 to 1.00                                                                       0.375%
         -------------------------------------------------------------------------------------------
         < 2.00 to 1.00 and > 1.25 to 1.00                                                    0.250%
         -
         --------------------------------------------------------------------------------------------
         < 1.25 to 1.00                                                                       0.200%
         -
         --------------------------------------------------------------------------------------------

         3.7. MANDATORY PREPAYMENTS. The following additional sentence is added at the end of Section 7.2 of the Loan Agreement:

         "Immediately upon every receipt thereof, Borrower shall pay over to Lender, as a prepayment of the Term Loan, all TransMedica Proceeds. Such application of TransMedica Proceeds shall be applied to the amount of the Term Loan otherwise due and payable on the Maturity Date and the principal installments on the Term Loan required under Section 6.3 in the inverse order of their due dates."

         3.8.     DEFINITION OF SENIOR DEBT AND EBITDA. The last sentence of
Section 4.3 of the Loan Agreement is hereby deleted and the following definition is added to Section 16.1:

         "`Senior Debt'" means the amount of all Funded Debt (excluding all Subordinated Indebtedness)."

The definition of EBITDA in Section 16.1 of the Loan Agreement is changed to read in its entirety as follows:

         "`EBITDA'" means, for any period of calculation, an amount equal to the sum of the following, calculated without duplication and after exclusion of any amount that has been allocated to Borrower from NotiCom L.L.C.: (i) net income, (ii) federal, state and local income tax expense, (iii) interest expense, (iv) depreciation and amortization expense, (v) losses on the sale or other disposition of assets, (vi) extraordinary losses, and (vii) the one-time write-off, in the fiscal year ended in 1999 only, of the investment in TransMedica International, Inc., minus (a) gains on the sale or other disposition of assets, and (b) extraordinary gains, all calculated for such period.

A following new definition is added in the appropriate alphabetical order in
Section 16.1:

         "`Real Estate Debt' means the Indebtedness of LaBarge Properties, Inc. which is payable to Lender."

         3.9. BORROWING BASE CERTIFICATE. Section 14.14 of the Loan Agreement is hereby amended by deleting the words "while the ratio of Borrower's Funded Debt to EBITDA calculated as of the end of any fiscal quarter in accordance with Section 16.6 of this Agreement, exceeds 1.5 to 1.0".

         3.10 SECURITY. A new Section 14.19 is added to the Loan Agreement, as follows:

         "14.19. SECURITY. As security for the payment and performance of the Loan Obligations, Borrower shall execute and deliver to Lender, or cause to be executed and delivered to Lender, before November 1, 1999, all of the following documents, with each being satisfactory to Lender (the "Security Documents"):

                           14.19.1. MORTGAGES. Deeds of trust satisfactory to
                  Lender and (i) granting to Lender a Security Interest in all of the real property and fixtures owned by Borrower or on the leasehold interest of Borrower in all real property leased by Borrower(other than the real property on which Lender has a lien to secure the Real Estate Debt defined herein) and all improvements thereon and any appurtenant easements and rights and all income and proceeds thereof, and (ii) assigning to Lender all of Borrower's rights, title, and interest in, to, and under all leases affecting any part of the Real Property Collateral and all income and proceeds thereof, which Security Interests shall be subject only to Permitted Security Interests affecting the property covered thereby and existing on the Execution Date. If Borrower acquires or leases any real property after the June 25, 1999, Borrower shall notify Lender thereof and shall deliver to Lender a deed of trust or mortgage, or leasehold deed of trust or mortgage, as appropriate, on each parcel of such real property or Borrower's leasehold interest therein promptly upon request by Lender.

                           14.19.2. SECURITY AGREEMENTS. Security agreements
                  from Borrower satisfactory to Lender and granting to Lender, as security for payment and performance of the Loan Obligations, a Security Interest under the UCC in all of the Goods, Equipment, Accounts, Inventory, Instruments, Documents, Chattel Paper, General Intangibles and other personal property and Fixtures of Borrower, whether now owned or hereafter acquired, and all proceeds thereof, subject only to Permitted Security Interests.

                           14.19.3. COLLATERAL ASSIGNMENTS. Collateral
                  assignments and pledges satisfactory to Lender and assigning or pledging to Lender, as security for payment and performance of the Loan Obligations, (i) all rights, title and interest of Borrower under all leases of real property in which Borrower is the tenant or lessee, (ii) the economic rights of LaBarge Wireless, Inc. as a member of LaBarge Clayco Wireless, L.L.C., a Missouri limited liability company, and the economic rights of Borrower as a member of Noticom, L.L.C., a Georgia limited liability company, (iii) all of LaBarge, Inc.'s stock in its Subsidiaries, (iv) all of Borrower's patents, (v) all Transmedica Proceeds, (vi) all rights, title and interest of Borrower in, to and under the note, security agreement, and patent security agreement executed and delivered to Borrower by Transmedica International, Inc., and (vii) all of Borrower's trademarks, trade names, and service marks, each subject to no other Security Interests except Permitted Security Interests. If Borrower or any Subsidiary of Borrower leases any real property after June 25, 1999, Borrower shall execute and deliver to Lender, or cause to be executed and delivered to Lender, as further security for payment and performance of the Loan Obligations, a collateral assignment of all rights, title and interest of Borrower under such lease.

                           14.19.4. FINANCING STATEMENTS. UCC financing
                  statements in legally sufficient form for filing in every office where such filing is necessary to perfect the Security Interests granted pursuant to the Security Documents."

         3.10. CAPITAL EXPENDITURES. Section 16.2 of the Loan Agreement is hereby amended by adding the following proviso after the first sentence thereof:

         "provided, however, that for purposes of the foregoing, Capital Expenditures shall not be deemed to include any expenditures from proceeds of the Permitted Indebtedness described in Section 15.2.6."

         3.11. MAXIMUM SENIOR DEBT TO EBITDA RATIO. Section 16.6 of the Loan Agreement is hereby amended to read in its entirety as follows:

         "16.6    MAXIMUM SENIOR DEBT TO EBITDA RATIO. The ratio of Borrower's
         Senior Debt to Borrower's EBITDA calculated at the end of each fiscal quarter of Borrower on the basis of the twelve consecutive calendar months then ended shall not be greater than the ratio specified in the table below:

         -----------------------------------------------------------------------------------------
         For each fiscal quarter ended:                  The Senior Debt to EBIDTA ratio
                                                         shall not be greater than:
         -----------------------------------------------------------------------------------------

         On June 30, 2000                                4.00 to 1.00
         -----------------------------------------------------------------------------------------
         On or after September 30, 2000, and             3.50 to 1.00
         before December 31, 2001
         -----------------------------------------------------------------------------------------
         On or after December 31, 2001                   3.00 to 1.00
         -----------------------------------------------------------------------------------------

         3.12. MINIMUM FIXED CHARGE COVERAGE. Section 16.3 of the Loan Agreement is replaced entirely by the following:

         "16.3    MINIMUM FIXED CHARGED COVERAGE. The ratio of Borrower's EBITDA to Fixed Charges, calculated at the end of each fiscal quarter of Borrower ended on or after September 30, 2000, on the basis of the four consecutive fiscal quarters then ended, shall not be less than 1.20 to 1.00."

         3.13. MINIMUM EBITDA. Section 16.5 of the Loan Agreement regarding Borrower's minimum current ratio is entirely replaced with the following:

         "16.7    MINIMUM EBITDA. Borrower's EBITDA for the period beginning on
         July 1, 1999, and ended as of the end of each fiscal quarter of Borrower ended after June 30, 1999, shall not be less than the amount listed for each such period in the following table:

         -----------------------------------------------------------------------------------------
         As of the fiscal quarter ended          Cumulative  EBITDA for the  period  July 1, 1999,
                                                 through  such  fiscal  quarter  end  shall not be
                                                 less than
         -----------------------------------------------------------------------------------------

         September 30, 1999                                                             ($750,000)
         -----------------------------------------------------------------------------------------
         December 31, 1999                                                              $1,200,000
         -----------------------------------------------------------------------------------------
         March 31, 2000                                                                 $4,000,000
         -----------------------------------------------------------------------------------------
         June 30, 2000                                                                  $7,700,000
         -----------------------------------------------------------------------------------------

         3.14. RESTORATION OF PREVIOUSLY DELETED PROVISIONS OF LOAN AGREEMENT Except as expressly provided below, all of the deletions, replacements, and changes made in the following sections of the Loan Agreement, including deletion of certain of the following sections, by the amendment thereto dated March 20, 1997, are hereby rescinded as of the effective date of this Amendment, and the Loan Agreement shall be read from the date of this Amendment to include all of such sections as they appeared before such amendment dated March 20, 1997, became effective: (i) Section 9, except that Section 9.1 thereof shall remain deleted; (ii) Section 10.1.4; (iii) Section 12.27; (iv) Section 12.27.1; (v)
Section 12.27.2; (vi) 12.27.3; (vi) Section 12.27.4; Section 12.27.5; (vii)
Section 12.28.3; (viii) Section 12.29; (ix) Section 12.30, except Section
12.30.2 thereof shall remain deleted; (x) Section 14.3; (xi) Section 14.5; (xii)
Section 14.11; (xiii) Section 17.1.16; (xiv) Section 17.2.4; (xv) Section 17.2.5; (xvi) Section 17.2.6; (xvii) Section 17.2.7; (xviii) Section 18.1;
(xvix) Section 18.4.4; and (xx) Section 18.6.

         3.15. DEFINITIONS. All of the deletions, replacements, and changes made in Exhibit 2.1 to the Loan Agreement (Glossary and Index of Defined Terms) by the amendment thereto dated March 20, 1997, are hereby rescinded as of the effective date of this Amendment, and the Loan Agreement shall be read from the date of this Amendment to include all of such definitions as they appeared before such amendment dated March 20, 1997, became effective. In addition, the following definitions are added in appropriate alphabetical order in Exhibit 2.1 to the Loan Agreement (Glossary and Index of Defined Terms):

         "`Real Estate Debt' is defined in Section 16.1.

         `Senior Debt' is defined in Section 16.1.

         `TransMedica Proceeds': proceeds from any judgment in favor of Borrower against TransMedica International, Inc. or any other party in cause number 98CC-003559 pending in the Circuit Court of St.
         Louis County, Missouri, or from any settlement thereof, or otherwise arising from a claim by Borrower against TransMedica International, Inc. or any other party arising from the facts alleged in the petition or any amendment thereof filed by Borrower against TransMedica International, Inc. in such legal proceedings."

         3.16. OTHER REFERENCES TO COLLATERAL. In all places in the Loan Agreement where the words "the assets of Borrower" or "the personal property assets of Borrower" remain, such words shall be deemed to mean "Collateral" and "Personal Property Collateral", respectively, as of the date of this Amendment

4. FIELD AUDIT; ADVANCE RATES AND ELIGIBILITY. Borrower agrees that Lender may conduct a field audit of Borrower's Inventory and Accounts. Borrower further agrees that Lender may change the advance rate percentages in Sections 3.1.4.1 and 3.1.4.2 of the Loan Agreement and/or the definitions of Eligible Accounts and/or Eligible Inventory in Section 3.1.5 and 3.1.6 effective immediately upon notice to Borrower after the field audit is concluded so that such revised advance rates and/or definitions accurately reflect the actual quality and value of Borrower's Inventory and Accounts as collateral for repayment of the Revolving Loan in light of the risk to Lender that any of the Accounts might not be paid timely in full and that any Inventory may not be readily saleable, as determined by Lender based upon its current criteria for determining such quality, value and risk.

5. REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower hereby represents and warrants to Bank as of the date hereof that (i) this Amendment has been duly authorized by Borrower's Board of Directors, (ii) no consents are necessary from any third parties for Borrower's execution, delivery or performance of this Amendment, (iii) this Amendment constitutes the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms except as the enforcement thereof may be limited by bankruptcy, insolvency or other laws related to creditors rights generally or by the application of equity principles, (iv) the representations and warranties in the Loan Agreement are true and correct and have been true and correct at all times since the Effective Date, except as described in Exhibit A hereto, and (v) there exists no Default or Event of Default under the Loan Agreement, as amended by this Amendment.

6. EFFECT OF AMENDMENT. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Bank under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement, any of the other Loan Documents or any existing Default or Event of Default, nor act as a release or subordination of the security interests of Bank under the Security Documents. Each reference in the Loan Agreement to "the Agreement", "hereunder", "hereof", "herein", or words of like import, shall be read as referring to the Loan Agreement as amended by this Amendment.

7. REAFFIRMATION. Borrower hereby acknowledges and confirms that (i) except as expressly amended hereby the Loan Agreement remains in full force and effect, (ii) the Loan Agreement, as amended hereby, is in full force and effect,
(iii) Borrower has no defenses to its obligations under the Loan Agreement and the other Loan Documents, and (iv) Borrower has no claim against Bank arising from or in connection with the Loan Agreement or the other Loan Documents.

8. GOVERNING LAW. This Amendment has been executed and delivered in St. Louis,Missouri, and shall be governed by and construed under the laws of the State of Missouri without giving effect to choice or conflicts of law principles thereunder.

9. SECTION TITLES. The section titles in this Amendment are for convenience of reference only and shall not be construed so as to modify any provisions of this Amendment.

10. COUNTERPARTS; FACSIMILE TRANSMISSIONS. This Amendment may be executed in one or more counterparts and on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures to this Amendment may be given by facsimile or other electronic transmission, and such signatures shall be fully binding on the party sending the same.

11. INCORPORATION BY REFERENCE. Bank and Borrower hereby agree that all of the terms of the Loan Documents are incorporated in and made a part of this Amendment by this reference.

12.      STATUTORY NOTICE. The following notice is given pursuant to Section
432.045 of the Missouri Revised Statutes; nothing contained in such notice will be deemed to limit or modify the terms of the Loan Documents or this Amendment:

         ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

BORROWER AND BANK HEREBY AFFIRM THAT THERE IS NO UNWRITTEN ORAL CREDIT AGREEMENT BETWEEN BORROWER AND BANK WITH RESPECT TO THE SUBJECT MATTER OF THIS AMENDMENT.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by appropriate duly authorized officers as of the date first above written.


LABARGE/STC, INC.                                 LABARGE WIRELESS, INC.
by its President                                  By its President

------------------------------                    ------------------------------
Craig E. LaBarge                                  Craig E. LaBarge

Notice Address:                                   Notice Address:
C/O LaBarge, Inc.                                 C/O LaBarge, Inc.
9900A Clayton Road                                9900A Clayton Road
St. Louis, MO  63124                              St. Louis, MO  63124
Attn:    William J. Maender                       Attn:    William J. Maender
FAX # 812-9438                                    FAX # 812-9438
TEL # 997-0800                                    TEL # 997-0800

LABARGE, INC.                                     LABARGE OCS, INC.
by its President                                  by its President

------------------------------                    ------------------------------
Craig E. LaBarge                                  Craig E. LaBarge


Notice Address:                                   Notice Address:
LaBarge, Inc.                                     C/O LaBarge, Inc.
9900A Clayton Road                                9900A Clayton Road
St. Louis, MO  63124                              St. Louis, MO  63124
Attn:    William J. Maender                       Attn:    William J. Maender
FAX # 812-9438                                    FAX # 812-9438
TEL # 997-0800                                    TEL # 997-0800

BANK OF AMERICA, N.A.
By its Assistant Vice President

------------------------------
Peter J. Adams II

Notice Address:
800 Market Street, LBP 3501
St. Louis, MO  63101
Attn:    Peter J. Adams II
FAX # 466-7783
TEL # 466-6061

                                    EXHIBIT A

                  Additions to the Disclosure Schedule in the Loan Agreement

None if nothing listed.